UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

DUDDELL STREET ACQUISITION CORP.

(Exact Name of Registrant as specified in its Charter)

Cayman Islands	001-39672	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8/F Printing House, 6 Duddell Street Hong Kong	00000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3468 6200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	DSAC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DSACW	Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	DSACU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on July 27, 2022, Duddell Street Acquisition Corp. (“DSAC”) convened its extraordinary general meeting (the “Special Meeting”) to approve, among other things, the previously announced business combination with FiscalNote Holdings, Inc., a Delaware corporation (“FiscalNote”).

At the Special Meeting, the Company’s shareholders approved, among other items, the 2022 Long-Term Incentive Plan (the “Incentive Plan”) and the Employee Stock Purchase Plan (the “ESPP”). A description of the material terms of each of the Incentive Plan and the ESPP is included in DSAC’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on July 5, 2022 (the “Proxy Statement”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Plan and ESPP, forms of which are attached as Annex E and Annex F, respectively, to the Proxy Statement and are also incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on July 27, 2022 to consider and vote upon certain proposals related to the Agreement and Plan of Merger, dated as of November 7, 2021, by and among DSAC, Grassroots Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of DSAC, and FiscalNote (as it may be amended and/or restated from time to time, including by the First Amendment to Agreement and Plan of Merger, dated May 9, 2022, the “Business Combination Agreement”), pursuant to which, among other things, on the terms and subject to the conditions set forth therein, following the deregistration of DSAC as an exempted company in the Cayman Islands and the continuation and domestication of DSAC as a corporation in the State of Delaware with the name “FiscalNote Holdings, Inc.”, Grassroots Merger Sub, Inc. will merge with and into FiscalNote, with FiscalNote as the surviving company in the merger and, after giving effect to such merger, FiscalNote will be a wholly owned subsidiary of DSAC, which will be referred herein to as “New DSAC” after the Domestication but prior to consummation of the Business Combination (as defined below) and “New FiscalNote” after consummation of the Business Combination.

There were 17,500,000 Class A ordinary shares and 4,375,000 Class B ordinary shares of DSAC outstanding as of June 23, 2022, the record date for the Special Meeting. At the Special Meeting, the holders of 14,476,415 Class A ordinary shares and 4,375,000 Class B ordinary shares were represented in person or by proxy, representing approximately 81.6% of the total ordinary shares of DSAC, which constituted a quorum.

Set forth below are the proposals voted upon at the Special Meeting (each of which is described in the Proxy Statement) and the final voting results.

1.	Approve by ordinary resolution DSAC’s entry into the Merger Agreement, a copy of which is attached to the Proxy Statement as Annex A, pursuant to which, among other things, DSAC will be domesticated as a Delaware corporation and, promptly thereafter, Grassroots Merger Sub. Inc. will merge with and into FiscalNote, with FiscalNote surviving the merger as a wholly owned subsidiary of DSAC (the transactions contemplated by the Business Combination Agreement, the “Business Combination”).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,519,486	1,331,929	0	0

2.	Approve by special resolution in accordance with Article 185 of DSAC’s amended and restated articles of association, the transfer of DSAC by way of continuation to Delaware pursuant to Part XII of the Companies Act (As Revised) of the Cayman Islands and Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and, immediately upon being de-registered in the Cayman Islands, continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,519,486	1,331,929	0	0

3.	Approve by special resolution the proposed certificate of incorporation of DSAC (the “Proposed Charter”) and the proposed bylaws of DSAC (the “Proposed Bylaws”), copies of which are attached to the Proxy Statement as Annexes B and C, respectively, of the Proxy Statement, which together will replace DSAC’s amended and restated memorandum and articles of association, dated October 22, 2020 (the “Current Charter”), and will become effective upon the completion of the Domestication in connection with the closing of the Business Combination (the “Closing”).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,519,486	1,331,929	0	0

4.	Approve by a non-binding, advisory resolution, that New FiscalNote will be authorized to issue 1,809,000,000 shares of capital stock under the Proposed Charter, consisting of (i) 1,709,000,000 shares of common stock, including 1,700,000,000 shares of New FiscalNote Class A common stock, par value $0.0001 per share (“New FiscalNote Class A common stock”), 9,000,000 shares of New FiscalNote Class B common stock, par value $0.0001 per share (“New FiscalNote Class B common stock”), and (ii) 100,000,000 shares of preferred stock, par value $0.0001 per share, as opposed to the Current Charter, which authorizes DSAC to issue 201,000,000 capital shares, consisting of (i) 200,000,000 ordinary shares, including 180,000,000 DSAC Class A ordinary shares, par value $0.0001 per share, and 20,000,000 DSAC Class B ordinary shares, par value $0.0001 per share, and (ii) 1,000,000 preference shares, par value $0.0001 per share.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,888,936	2,962,479	0	0

5.	Approve by a non-binding, advisory resolution, that holders of shares of New FiscalNote Class A common stock will be entitled to cast one vote per share of New FiscalNote Class A common stock on each matter properly submitted to New FiscalNote’s stockholders entitled to vote, and holders of shares of New FiscalNote Class B common stock will be entitled to cast 25 votes per share of New FiscalNote Class B common stock on each matter properly submitted to New FiscalNote’s stockholders entitled to vote, except as otherwise expressly provided in the Proposed Charter or required by applicable law, as opposed to each DSAC Class A ordinary share and DSAC Class B ordinary share being entitled to one vote per share on each matter properly submitted to DSAC’s shareholders entitled to vote.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,858,151	2,993,264	0	0

6.	Approve by a non-binding, advisory resolution, that, subject to the rights of holders of any series of preferred stock to elect directors, the number of directors constituting the New FiscalNote board of directors (the “New FiscalNote Board”) shall be fixed from time to time by the New FiscalNote Board; provided, that unless otherwise approved by the Requisite Stockholder Consent (as defined in the Proxy Statement), the number of the directors shall be no less than five (5) and shall not exceed twelve (12).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,858,151	2,993,264	0	0

7.	Approve by a non-binding, advisory resolution, that (i) the number of authorized shares of New FiscalNote Class A common stock and New FiscalNote Class B common stock may be increased by the affirmative vote of the holders of shares representing a majority of the voting power of all of the outstanding shares of capital stock of New FiscalNote entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), (ii) the number of authorized shares of New FiscalNote Class A common stock or New FiscalNote preferred stock may be decreased (but not below the number of shares thereof then outstanding or, in the case of the New FiscalNote Class A common stock, the number of shares of New FiscalNote Class A common stock reserved for issuance upon the conversion of shares of New FiscalNote Class B common stock) by the affirmative vote of the holders of shares representing a majority of the voting power of all of the outstanding shares of capital stock of New FiscalNote entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and (iii) the number of authorized shares of New FiscalNote Class B common stock may be decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the voting power of all of the outstanding shares of New FiscalNote Class B common stock, as opposed to DSAC requiring an increase in share capital by ordinary resolution.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,455,922	1,395,493	0	0

8.	Approve by a non-binding, advisory resolution, all other changes in the Proposed Charter and the Proposed Bylaws, including (1) adopting Delaware as the exclusive forum for certain stockholder litigation and the federal district courts of the United States as the exclusive forum for certain other stockholder litigation, in each case unless New FiscalNote expressly consents in writing to the selection of an alternative forum and (2) removing certain provisions related to DSAC’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,921,715	2,929,700	0	0

9.	Approve by a non-binding, advisory resolution, authorization of an amendment to the Proposed Charter in order to change the corporate Name of “Duddell Street Acquisition Corp.” to “FiscalNote Holdings, Inc.” in connection with the consummation of the Business Combination.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,519,486	1,331,929	0	0

10.	Approve by holders of Class B ordinary shares of DSAC the election of each of Tim Hwang, Gerald Yao, Michael J. Callahan, Key Compton, Stanley McChrystal, Keith Nilsson, Anna Sedgley, Brandon Sweeney, Conrad Yiu and Manoj Jain, in each case, to serve as a director of New FiscalNote until his or her respective successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

FOR	WITHHELD	BROKER NON-VOTE
4,375,000	0	0

11.	Approve by ordinary resolution, for the purposes of complying with the applicable listing rules of the Nasdaq Stock Market (“Nasdaq”), the issuance of (x) shares of New FiscalNote Class A common stock pursuant to the terms of the Business Combination Agreement, and (y) shares of New DSAC’s Class A common stock to be issued pursuant to the Backstop Agreement (as defined in the Proxy Statement), plus any additional shares pursuant to subscription agreements DSAC may enter into prior to Closing.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,519,486	1,331,929	0	0

12.	Approve by ordinary resolution the Incentive Plan, a copy of which is attached to the Proxy Statement as Annex E, including the authorization of the initial share reserve under the Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,716,659	2,134,756	0	0

13.	Approve by ordinary resolution the ESPP, a copy of which is attached to the Proxy Statement as Annex F, including the authorization of the initial share reserve under the ESPP.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,468,864	1,382,551	0	0

14.	Approve by ordinary resolution the adjournment of the Special Meeting to a later date or dates, if necessary.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,198,345	1,652,870	0	0

Item 8.01	Other Events

On July 27, 2022, DSAC issued a press release announcing the results of the Special Meeting and the anticipated closing of the Business Combination.. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the anticipated closing date of the Business Combination is July 29, 2022.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated July 27, 2022.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2022	DUDDELL STREET ACQUISITION CORP.

	By:	/s/ Manoj Jain
	Name:	Manoj Jain
	Title:	Chief Executive Officer